                                                                 EXHIBIT 4.2


      COMMON STOCK                                         COMMON STOCK


        CSR                 [LOGO] COINSTAR


                                                SEE REVERSE SIDE FOR CERTAIN
                                               DEFINITIONS AND A STATEMENT OF
                                            RIGHTS, PREFERENCES, AND PRIVILEGES

                                                      Cusip 19259P300

       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT



IS THE RECORD HOLDER OF

 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001, OF

                                 COINSTAR, INC.

transferable on the books of the Corporation by the record hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:


                                     [SEAL]

SECRETARY                                PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
       AMERICAN SECURITIES TRANSFER & TRUST, INC.
       P.O. BOX 1696, DENVER, COLORADO 80201

BY
       TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE


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   The Corporation is authorized to issue Common Stock and Preferred Stock.
The Board of Directors has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued shares of Preferred Stock.

   A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                     UNIF GIFT MIN ACT - ______________ Custodian ___________________
TEN ENT - as tenants by the entireties                                     (Cust)                    (Minor)
JT TEN  - as joint tenants with right of                               under Uniform Gifts to Minors
          survivorship and not as tenants                              Act ________________________________________
          in common                                                                (State)
                                                   UNIF TRF MIN ACT  - ______________ Custodian (until age________)
                                                                           (Cust)
                                                                       ______________ under Uniform Transfers
                                                                           (Minor)
                                                                       to Minors Act _____________________________
                                                                                           (State)

    Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED, ____________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
________________________________________

________________________________________

______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________


                             _______________________________________________
                             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature Guaranteed:


__________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE
GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.